Filed Pursuant to Rule 497(e)
Registration File No.: 333-233028

BLACKROCK SCIENCE AND TECHNOLOGY TRUST

Supplement dated June 1, 2020 to the Prospectus, dated April 29, 2020

This supplement amends certain information in the Prospectus, dated April 29, 2020, of BlackRock Science and Technology Trust (the “Trust”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings as in the Prospectus.

Effective immediately, the following changes are made to the Prospectus:

The following information is added after the fourth paragraph in the sub-section entitled “Management of the Trust – Portfolio Managers” of the Prospectus:

Reid Menge, Director, is a member of the Fundamental Active Equity division of BlackRock’s Active Equity Group. He is responsible for coverage of the technology sector. Prior to joining BlackRock in 2014, Mr. Menge was an associate director of equity research at UBS covering global technology. From 2006 to 2009, he was an investment research analyst at Citigroup responsible for global software. From 2003 to 2006, Mr. Menge was a member of the Prudential Equity Group where he was responsible for enterprise software coverage. Mr. Menge began his investment career in 2001 at Credit Suisse First Boston as an analyst for fixed income sales. Mr. Menge earned a BA degree in history from Cornell University in 2001.

Investors should retain this supplement for future reference.